UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 2007
Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600 Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 329-6800
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SALARY INCREASES AND BONUSES FOR NAMED EXECUTIVE OFFICERS

On September 19, 2007, the Board, after a review of executive officer performance and competitive market data, approved the annual base salaries for K. Scott Gray, the Company's Senior Vice President and Chief Financial Officer, and Peter Tropoli, the Company's Senior Vice President-Administration, General Counsel, and Secretary.

The following table sets forth the annual base salary level for fiscal year 2008 for each of Messrs. Gray and Tropoli.

                                                    FISCAL
                                               2008
NAME AND POSITION                                                       BASE SALARY
------------------------------                                                       ------------
K. Scott Gray                                            $    235,000
Senior Vice President
and Chief Financial
Officer

Peter Tropoli                                            $     250,000
Senior Vice President,
General Counsel, and
Secretary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date:	September 25, 2007	By:	/s/Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer